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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549



                                    FORM 8-K

                            ------------------------

                                 CURRENT REPORT



                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934



         Date of Report (date of earliest event reported): July 25, 2000

                                   VIACOM INC.
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             (Exact name of registrant as specified in its charter)



         Delaware                     1-9553                  04-2949533
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  (State or other               (Commission File Number)      (I.R.S. Employer
jurisdiction of Incorporation)                            Identification Number)


1515 Broadway, New York, New York                                10036
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(Address of principal executives offices)                     (Zip Code)


Registrant's telephone number, including area code:  (212) 258-6000
                                                     --------------



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Item 5.     OTHER EVENTS.

            On July 25, 2000, Viacom Inc. ("Viacom" or, the "Registrant") and Viacom International Inc. ("Viacom International") entered into an underwriting agreement (the "Underwriting Agreement", a copy of which is attached hereto as Exhibit 1.1) with Merrill Lynch, Pierce, Fenner & Smith Incorporated, Salomon Smith Barney Inc., Banc of America Securities LLC, Chase Securities Inc., Deutsche Bank Securities Inc., BNY Capital Markets, Inc. and FleetBoston Robertson Stephens Inc. (the "Underwriters").

            On August 1, 2000, pursuant to the Underwriting Agreement, Viacom issued and sold and the Underwriters purchased $1,150,000,000 aggregate principal amount of Viacom's 7.70% Senior Notes due 2010 (the "Senior Notes") and $500,000,000 aggregate principal amount of Viacom's 7.875% Senior Debentures due 2030 (the "Senior Debentures" and, together with the Senior Notes, the "Senior Securities"), at initial public offering prices of 99.883% and 99.978% of the principal amounts of the Senior Notes and the Senior Debentures, respectively, which yielded aggregate proceeds to Viacom of $1,638,994,500, after payment of the underwriting discount, but before payment of expenses related to the offering.

            Forms of the Senior Notes and the Senior Debentures, including the guarantees endorsed thereon, are attached hereto as Exhibits 4.1 and 4.2, respectively. The Senior Securities were (i) registered under the Securities Act of 1933, as amended, pursuant to a Registration Statement on Form S-3 (Reg. No. 33-53485) and pursuant to a Registration Statement on Form S-3 (Reg. No. 333-42320) filed pursuant to Rule 462(b) under the Securities Act of 1933, as amended, and (ii) issued under an Indenture, dated as of May 15, 1995, as supplemented by the First Supplemental Indenture thereto, dated as of May 24, 1995, as supplemented and amended by the Second Supplemental Indenture and Amendment No. 1, dated as of December 15, 1995, as supplemented by the Third Supplemental Indenture, dated as of July 22, 1996 and as further supplemented by the Fourth Supplemental Indenture, dated as of August 1, 2000 (as so supplemented and amended, the "Indenture") among Viacom, Viacom International, as guarantor, and Citibank N.A., as successor to State Street Bank and Trust Company and The First National Bank of Boston, trustee (the "Trustee"). A copy of the Fourth Supplemental Indenture, dated as of August 1, 2000, is attached hereto as Exhibit 4.3. The Indenture, dated as of May 15, 1995, the First Supplemental Indenture, dated as of May 24, 1995, and the Second Supplemental Indenture and Amendment No. 1, dated as of December 15, 1995 are incorporated herein by reference from the Current Report on Form 8-K, filed by Registrant with the Securities and Exchange Commission on December 15, 1995. The Third Supplemental Indenture, dated as July 22, 1996 is incorporated herein by reference from the Current Report on Form 8-K, filed by Registrant with the Securities and Exchange Commission on August 1, 1996.

Item 7.     FINANCIAL STATEMENTS AND EXHIBITS.

            (c) The following exhibits are filed as part of this report on Form 8-K:

            1.1 Underwriting Agreement, dated July 25, 2000, among Viacom Inc., Viacom International Inc., Merrill Lynch, Pierce, Fenner & Smith Incorporated, Salomon Smith

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                  Barney Inc., Banc of America Securities LLC, Chase Securities
                  Inc., Deutsche Bank Securities Inc., BNY Capital Markets, Inc. and FleetBoston Robertson Stephens Inc.

            4.1 Form of 7.70% Senior Notes due 2010, including the form of guarantee endorsed thereon.

            4.2 Form of 7.875% Senior Debentures due 2030, including the form of guarantee endorsed thereon.

            4.3 Fourth Supplemental Indenture, dated as of August 1, 2000, among Viacom Inc., Viacom International Inc., as guarantor, and Citibank N.A., trustee.



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                                    SIGNATURE

            Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                   VIACOM INC.



Date:  August 2, 2000              By: /s/ Michael D. Fricklas
                                       --------------------------------
                                    Name:  Michael D. Fricklas
                                    Title: Executive Vice President,
                                           General Counsel and Secretary


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                                  EXHIBIT INDEX

Exhibit No.       Description
-----------       -----------

1.1 Underwriting Agreement, dated July 25, 2000, among Viacom Inc., Viacom International Inc., Merrill Lynch, Pierce, Fenner & Smith Incorporated, Salomon Smith Barney Inc., Banc of America Securities LLC, Chase Securities Inc., Deutsche Bank Securities Inc., BNY Capital Markets, Inc. and FleetBoston Robertson Stephens Inc.

4.1 Form of 7.70% Senior Notes due 2010, including the form of guarantee endorsed thereon.

4.2 Form of 7.875% Senior Debentures due 2030, including the form of guarantee endorsed thereon.

4.3 Fourth Supplemental Indenture dated as of August 1, 2000 among Viacom Inc., Viacom International Inc., as guarantor, and Citibank N.A., trustee.